Exhibit 99.2

1Q21 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA

Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Mar 31, 2021 % Change from
(in millions, except per share amounts)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Selected Income Statement Data
Total revenue	$18,063	17,925	18,862	17,836	17,717	1%	2
Noninterest expense	13,989	14,802	15,229	14,551	13,048	(5)	7
Pre-tax pre-provision profit (PTPP) (1)	4,074	3,123	3,633	3,285	4,669	30	(13)
Provision for credit losses	(1,048)	(179)	769	9,534	4,005	NM	NM
Wells Fargo net income (loss)	4,742	2,992	2,035	(2,379)	653	58	626
Wells Fargo net income (loss) applicable to common stock	4,363	2,642	1,720	(2,694)	42	65	NM

Common Share Data
Diluted earnings (loss) per common share	1.05	0.64	0.42	(0.66)	0.01	64	NM
Dividends declared per common share	0.10	0.10	0.10	0.51	0.51	—	(80)
Common shares outstanding	4,141.1	4,144.0	4,132.5	4,119.6	4,096.4	—	1
Average common shares outstanding	4,141.3	4,137.6	4,123.8	4,105.5	4,104.8	—	1
Diluted average common shares outstanding (2)	4,171.0	4,151.3	4,132.2	4,105.5	4,135.3	—	1
Book value per common share (3)	$40.34	39.76	38.99	38.67	39.71	1	2
Tangible book value per common share (3)(4)	33.57	33.04	32.23	31.88	32.90	2	2

Selected Equity Data (period-end)
Total equity	188,348	185,920	182,032	180,122	183,330	1	3
Common stockholders' equity	167,062	164,778	161,109	159,322	162,654	1	3
Tangible common equity (4)	139,016	136,935	133,179	131,329	134,787	2	3

Performance Ratios
Return on average assets (ROA)(5)	0.99%	0.62	0.42	(0.49)	0.13
Return on average equity (ROE)(6)	10.6	6.4	4.2	(6.6)	0.1
Return on average tangible common equity (ROTCE)(4)	12.7	7.7	5.1	(8.0)	0.1
Efficiency ratio (7)	77	83	81	82	74
Net interest margin on a taxable-equivalent basis	2.05	2.13	2.13	2.25	2.58
NM – Not meaningful
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)For second quarter 2020, diluted average common shares outstanding equaled average common shares outstanding because our securities convertible into common shares had an anti-dilutive effect.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 22 and 23.
(5)Represents Wells Fargo net income (loss) divided by average assets.
(6)Represents Wells Fargo net income (loss) applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Mar 31, 2021 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Selected Balance Sheet Data (average)
Loans	$873,439	899,704	931,708	971,266	965,046	(3)%	(9)
Assets	1,936,710	1,926,872	1,947,672	1,948,939	1,950,659	1	(1)
Deposits	1,393,472	1,380,100	1,399,028	1,386,656	1,337,963	1	4

Selected Balance Sheet Data (period-end)
Debt securities	505,826	501,207	476,421	472,580	501,563	1	1
Loans	861,572	887,637	920,082	935,155	1,009,843	(3)	(15)
Allowance for credit losses for loans	18,043	19,713	20,471	20,436	12,022	(8)	50
Equity securities	59,981	62,260	51,169	52,494	54,047	(4)	11
Assets	1,959,543	1,955,163	1,922,220	1,968,766	1,981,349	—	(1)
Deposits	1,437,119	1,404,381	1,383,215	1,410,711	1,376,532	2	4

Headcount (#) (period-end)	264,513	268,531	274,931	276,013	272,267	(1)	(3)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
CET1	11.8%	11.6	11.4	11.0	10.7
Tier 1 capital	13.5	13.3	13.1	12.6	12.2
Total capital	16.7	16.5	16.3	15.9	15.2
Risk-weighted assets (RWAs) (in billions)	$1,179.4	1,193.7	1,185.6	1,213.1	1,262.8	(1)	(7)

Advanced Approach:
CET1	12.6%	11.9	11.5	11.1	11.4
Tier 1 capital	14.3	13.7	13.2	12.8	13.1
Total capital	16.9	16.1	15.7	15.3	15.6
Risk-weighted assets (RWAs) (in billions)	$1,112.2	1,158.4	1,172.0	1,195.4	1,181.3	(4)	(6)

Tier 1 leverage ratio	8.4%	8.3	8.1	8.0	8.0
Liquidity Coverage Ratio (LCR)	127	133	134	129	121
Supplementary Leverage Ratio (SLR) (3)	7.9	8.1	7.8	7.5	6.8
Total Loss Absorbing Capacity (TLAC)	25.2	25.7	25.8	25.3	23.3
(1)Ratios and metrics for March 31, 2021, are preliminary estimates.
(2)See the tables on pages 24 and 25 for more information on Common Equity Tier 1 (CET1), tier 1 capital, and total capital. Beginning January 1, 2018, the requirements for calculating CET1 and tier 1 capital, along with RWAs became fully phased-in. Accordingly, the information presented reflects fully phased-in CET1, tier 1 capital, and RWAs, but reflects total capital still in accordance with Transition Requirements.
(3)In April 2020, the Board of Governors of the Federal Reserve System (FRB) issued an interim final rule that temporarily allowed a bank holding company to exclude on-balance sheet amounts of U.S. Treasury securities and deposits at Federal Reserve Banks from the calculation of its total leverage exposure in the denominator of the SLR. The interim final rule expired on April 1, 2021. The Company's SLR at March 31, 2021, would have been 6.9% without relying on the FRB’s April 2020 interim final rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Mar 31, 2021 % Change from
(in millions, except per share amounts)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Interest income	$10,036	10,470	10,800	11,801	14,727	(4)%	(32)
Interest expense	1,238	1,195	1,432	1,921	3,415	4	(64)
Net interest income	8,798	9,275	9,368	9,880	11,312	(5)	(22)
Noninterest income
Deposit-related fees	1,255	1,333	1,299	1,142	1,447	(6)	(13)
Lending-related fees	361	356	352	323	350	1	3
Investment advisory and other asset-based fees (1)	2,756	2,598	2,505	2,254	2,506	6	10
Commissions and brokerage services fees (1)	636	589	568	550	677	8	(6)
Investment banking fees	568	486	441	547	391	17	45
Card fees	949	943	912	797	892	1	6
Mortgage banking	1,326	1,207	1,590	317	379	10	250
Net gains (losses) from trading activities	348	(60)	361	807	64	680	444
Net gains (losses) on debt securities	151	160	264	212	237	(6)	(36)
Net gains (losses) from equity securities	392	884	649	533	(1,401)	(56)	128
Lease income	315	224	333	335	353	41	(11)
Other	208	(70)	220	139	510	397	(59)
Total noninterest income	9,265	8,650	9,494	7,956	6,405	7	45
Total revenue	18,063	17,925	18,862	17,836	17,717	1	2
Provision for credit losses	(1,048)	(179)	769	9,534	4,005	NM	NM
Noninterest expense
Personnel	9,558	8,948	8,624	8,916	8,323	7	15
Technology, telecommunications and equipment	844	838	791	672	798	1	6
Occupancy	770	826	851	871	715	(7)	8
Operating losses	213	621	1,219	1,219	464	(66)	(54)
Professional and outside services	1,388	1,664	1,760	1,676	1,606	(17)	(14)
Leases (2)	226	227	291	244	260	—	(13)
Advertising and promotion	90	138	144	137	181	(35)	(50)
Restructuring charges	13	781	718	—	—	(98)	NM
Other	887	759	831	816	701	17	27
Total noninterest expense	13,989	14,802	15,229	14,551	13,048	(5)	7
Income (loss) before income tax expense (benefit)	5,122	3,302	2,864	(6,249)	664	55	671
Income tax expense (benefit)	326	108	645	(3,917)	159	202	105
Net income (loss) before noncontrolling interests	4,796	3,194	2,219	(2,332)	505	50	850
Less: Net income (loss) from noncontrolling interests	54	202	184	47	(148)	(73)	136
Wells Fargo net income (loss)	$4,742	2,992	2,035	(2,379)	653	58	626
Less: Preferred stock dividends and other	379	350	315	315	611	8	(38)
Wells Fargo net income (loss) applicable to common stock	$4,363	2,642	1,720	(2,694)	42	65	NM
Per share information
Earnings (loss) per common share	$1.05	0.64	0.42	(0.66)	0.01	64	NM
Diluted earnings (loss) per common share	1.05	0.64	0.42	(0.66)	0.01	64	NM
NM – Not meaningful
(1)In first quarter 2021, trust and investment management fees and asset-based brokerage fees were combined into a single line item for investment advisory and other asset-based fees, and brokerage commissions and other brokerage services fees were combined into a single line item for commissions and brokerage services fees. Prior period balances have been revised to conform with the current period presentation.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Mar 31, 2021 % Change from
(in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Assets
Cash and due from banks	$28,339	28,236	25,535	24,704	22,738	—%	25
Interest-earning deposits with banks	258,394	236,376	221,235	237,799	128,071	9	102
Total cash, cash equivalents, and restricted cash	286,733	264,612	246,770	262,503	150,809	8	90
Federal funds sold and securities purchased under resale agreements	79,502	65,672	69,304	79,289	86,465	21	(8)
Debt securities:
Trading, at fair value	72,784	75,095	73,253	74,679	80,425	(3)	(10)
Available-for-sale, at fair value	200,850	220,392	220,573	228,899	251,229	(9)	(20)
Held-to-maturity, at amortized cost	232,192	205,720	182,595	169,002	169,909	13	37
Loans held for sale	35,434	36,384	25,004	33,694	23,678	(3)	50
Loans	861,572	887,637	920,082	935,155	1,009,843	(3)	(15)
Allowance for loan losses	(16,928)	(18,516)	(19,463)	(18,926)	(11,263)	9	(50)
Net loans	844,644	869,121	900,619	916,229	998,580	(3)	(15)
Mortgage servicing rights	8,832	7,437	7,680	8,180	9,532	19	(7)
Premises and equipment, net	8,760	8,895	8,977	9,025	9,108	(2)	(4)
Goodwill	26,290	26,392	26,387	26,385	26,381	—	—
Derivative assets	25,429	25,846	23,715	22,776	25,023	(2)	2
Equity securities	59,981	62,260	51,169	52,494	54,047	(4)	11
Other assets	78,112	87,337	86,174	85,611	96,163	(11)	(19)
Total assets	$1,959,543	1,955,163	1,922,220	1,968,766	1,981,349	—	(1)
Liabilities
Noninterest-bearing deposits	$494,087	467,068	447,011	432,857	379,678	6	30
Interest-bearing deposits	943,032	937,313	936,204	977,854	996,854	1	(5)
Total deposits	1,437,119	1,404,381	1,383,215	1,410,711	1,376,532	2	4
Short-term borrowings	58,920	58,999	55,224	60,485	92,289	—	(36)
Derivative liabilities	14,930	16,509	13,767	11,368	15,618	(10)	(4)
Accrued expenses and other liabilities	76,914	76,404	72,271	75,159	76,238	1	1
Long-term debt	183,312	212,950	215,711	230,921	237,342	(14)	(23)
Total liabilities	1,771,195	1,769,243	1,740,188	1,788,644	1,798,019	—	(1)
Equity
Wells Fargo stockholders’ equity:
Preferred stock	21,170	21,136	21,098	21,098	21,347	—	(1)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	59,854	60,197	60,035	59,923	59,849	(1)	—
Retained earnings	166,772	162,890	160,913	159,952	165,308	2	1
Cumulative other comprehensive income (loss)	(1,250)	194	(750)	(798)	(1,564)	NM	20
Treasury stock (1)	(67,589)	(67,791)	(68,384)	(69,050)	(70,215)	—	4
Unearned ESOP shares	(875)	(875)	(875)	(875)	(1,143)	—	23
Total Wells Fargo stockholders’ equity	187,218	184,887	181,173	179,386	182,718	1	2
Noncontrolling interests	1,130	1,033	859	736	612	9	85
Total equity	188,348	185,920	182,032	180,122	183,330	1	3
Total liabilities and equity	$1,959,543	1,955,163	1,922,220	1,968,766	1,981,349	—	(1)
NM – Not meaningful
(1)Number of shares of treasury stock were 1,340,691,115, 1,337,799,931, 1,349,294,592, 1,362,252,882, and 1,385,401,170 at March 31, 2021, and December 31, September 30, June 30, and March 31, 2020, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS)(1)

	Quarter ended					Mar 31, 2021 % Change from
($ in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Average Balances

Assets
Interest-earning deposits with banks	$223,437	222,010	216,958	176,327	129,522	1%	73
Federal funds sold and securities purchased under resale agreements	72,148	67,023	80,431	76,384	107,555	8	(33)
Trading debt securities	87,383	93,877	88,021	96,049	101,062	(7)	(14)
Available-for-sale debt securities	206,946	214,042	217,556	232,444	252,559	(3)	(18)
Held-to-maturity debt securities	216,826	192,697	176,384	166,804	157,891	13	37
Loans held for sale	34,554	29,436	31,023	27,610	21,846	17	58
Loans	873,439	899,704	931,708	971,266	965,046	(3)	(9)
Equity securities	29,434	25,744	25,185	27,417	37,532	14	(22)
Other	9,498	7,896	6,974	7,715	7,431	20	28
Total interest-earning assets	$1,753,665	1,752,429	1,774,240	1,782,016	1,780,444	—	(2)
Total noninterest-earning assets	183,045	174,443	173,432	166,923	170,215	5	8
Total assets	$1,936,710	1,926,872	1,947,672	1,948,939	1,950,659	1	(1)
Liabilities
Interest-bearing deposits	$931,116	925,729	959,270	978,194	990,636	1	(6)
Short-term borrowings	59,082	57,304	57,292	63,535	102,977	3	(43)
Long-term debt	198,340	214,223	222,862	232,395	229,002	(7)	(13)
Other liabilities	28,875	25,949	27,679	29,947	30,199	11	(4)
Total interest-bearing liabilities	$1,217,413	1,223,205	1,267,103	1,304,071	1,352,814	—	(10)
Noninterest-bearing demand deposits	462,356	454,371	439,758	408,462	347,327	2	33
Other noninterest-bearing liabilities	67,609	63,548	57,961	52,298	62,348	6	8
Total liabilities	$1,747,378	1,741,124	1,764,822	1,764,831	1,762,489	—	(1)
Total equity	189,332	185,748	182,850	184,108	188,170	2	1
Total liabilities and equity	$1,936,710	1,926,872	1,947,672	1,948,939	1,950,659	1	(1)

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	0.10%	0.10	0.11	0.12	1.18
Federal funds sold and securities purchased under resale agreements	0.04	0.05	0.02	0.01	1.42
Trading debt securities	2.45	2.40	2.49	2.76	3.05
Available-for-sale debt securities	1.63	1.78	1.96	2.44	2.87
Held-to-maturity debt securities	1.90	1.95	2.09	2.33	2.56
Loans held for sale	3.85	3.56	3.07	3.45	3.82
Loans	3.33	3.39	3.41	3.50	4.20
Equity securities	1.87	2.04	1.61	1.70	2.22
Other	0.03	—	(0.02)	(0.02)	0.77
Total interest-earning assets	2.33	2.41	2.45	2.68	3.35
Interest-bearing liabilities
Interest-bearing deposits	0.05	0.07	0.13	0.24	0.71
Short-term borrowings	(0.06)	(0.08)	(0.08)	(0.10)	1.14
Long-term debt	2.07	1.78	1.86	2.13	2.17
Other liabilities	1.50	1.38	1.33	1.53	1.90
Total interest-bearing liabilities	0.41	0.39	0.45	0.59	1.01

Interest rate spread on a taxable-equivalent basis (2)	1.92	2.02	2.00	2.09	2.34
Net interest margin on a taxable-equivalent basis (2)	2.05	2.13	2.13	2.25	2.58
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $105 million, $107 million, $109 million, $119 million, and $140 million for the quarters ended March 31, 2021, and December 31, September 30, June 30 and March 31, 2020, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended March 31, 2021
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$5,615	1,283	1,778	657	(430)	(105)	8,798
Noninterest income	3,039	925	1,845	2,887	1,319	(750)	9,265
Total revenue	8,654	2,208	3,623	3,544	889	(855)	18,063
Provision for credit losses	(419)	(399)	(284)	(43)	97	—	(1,048)
Noninterest expense	6,267	1,766	1,833	3,028	1,095	—	13,989
Income (loss) before income tax expense (benefit)	2,806	841	2,074	559	(303)	(855)	5,122
Income tax expense (benefit)	702	203	500	140	(364)	(855)	326
Net income before noncontrolling interests	2,104	638	1,574	419	61	—	4,796
Less: Net income from noncontrolling interests	—	1	—	—	53	—	54
Net income	$2,104	637	1,574	419	8	—	4,742

					Quarter ended December 31, 2020
Net interest income	$5,741	1,390	1,809	714	(272)	(107)	9,275
Noninterest income	2,872	998	1,297	2,733	1,589	(839)	8,650
Total revenue	8,613	2,388	3,106	3,447	1,317	(946)	17,925
Provision for credit losses	351	69	186	(4)	(781)	—	(179)
Noninterest expense	6,441	1,690	1,798	2,770	2,103	—	14,802
Income (loss) before income tax expense (benefit)	1,821	629	1,122	681	(5)	(946)	3,302
Income tax expense (benefit)	457	154	282	171	(10)	(946)	108
Net income before noncontrolling interests	1,364	475	840	510	5	—	3,194
Less: Net income (loss) from noncontrolling interests	—	2	(1)	—	201	—	202
Net income (loss)	$1,364	473	841	510	(196)	—	2,992

					Quarter ended March 31, 2020
Net interest income	$6,002	1,774	2,019	838	819	(140)	11,312
Noninterest income	2,647	728	1,369	2,432	(119)	(652)	6,405
Total revenue	8,649	2,502	3,388	3,270	700	(792)	17,717
Provision for credit losses	1,569	1,041	1,125	8	262	—	4,005
Noninterest expense	6,257	1,697	1,870	2,657	567	—	13,048
Income (loss) before income tax expense (benefit)	823	(236)	393	605	(129)	(792)	664
Income tax expense (benefit)	205	(61)	101	152	554	(792)	159
Net income (loss) before noncontrolling interests	618	(175)	292	453	(683)	—	505
Less: Net income (loss) from noncontrolling interests	—	1	—	—	(149)	—	(148)
Net income (loss)	$618	(176)	292	453	(534)	—	653
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity partnerships. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, including our student loan and rail car leasing businesses, as well as previously divested businesses. In February 2021, we announced an agreement to sell Wells Fargo Asset Management and moved the business from the Wealth and Investment Management operating segment to Corporate. In March 2021, we announced an agreement to sell our Corporate Trust Services business and expect to move the business from the Commercial Banking operating segment to Corporate in second quarter 2021. Prior period balances have been revised to conform with the current period presentation.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Mar 31, 2021 % Change from
($ in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Income Statement
Net interest income	$5,615	5,741	5,918	5,717	6,002	(2)%	(6)
Noninterest income:
Deposit-related fees	661	742	708	575	879	(11)	(25)
Card fees	892	890	860	749	819	—	9
Mortgage banking	1,259	1,082	1,544	256	342	16	268
Other	227	158	116	311	607	44	(63)
Total noninterest income	3,039	2,872	3,228	1,891	2,647	6	15
Total revenue	8,654	8,613	9,146	7,608	8,649	—	—
Net charge-offs	370	332	369	553	621	11	(40)
Change in the allowance for credit losses	(789)	19	271	2,549	948	NM	NM
Provision for credit losses	(419)	351	640	3,102	1,569	NM	NM
Noninterest expense	6,267	6,441	7,345	6,933	6,257	(3)	—
Income (loss) before income tax expense (benefit)	2,806	1,821	1,161	(2,427)	823	54	241
Income tax expense (benefit)	702	457	290	(650)	205	54	242
Net income (loss)	$2,104	1,364	871	(1,777)	618	54	240
Revenue by Line of Business
Consumer and Small Business Banking	$4,550	4,701	4,721	4,401	4,861	(3)	(6)
Consumer Lending:
Home Lending	2,227	1,995	2,527	1,477	1,876	12	19
Credit Card	1,346	1,372	1,345	1,196	1,375	(2)	(2)
Auto	403	403	404	388	380	—	6
Personal Lending	128	142	149	146	157	(10)	(18)
Total revenue	$8,654	8,613	9,146	7,608	8,649	—	—
Selected Balance Sheet Data (average)
Loans by Line of Business:
Home Lending	$243,036	265,292	270,036	262,209	276,827	(8)	(12)
Auto	49,518	48,966	49,770	49,611	49,493	1	—
Credit Card	35,205	36,135	35,965	36,539	39,756	(3)	(11)
Small Business	20,137	17,929	18,100	14,887	9,715	12	107
Personal Lending	5,185	5,547	5,912	6,385	6,771	(7)	(23)
Total loans	$353,081	373,869	379,783	369,631	382,562	(6)	(8)
Total deposits	789,439	763,177	756,485	715,144	652,706	3	21
Allocated capital	48,000	48,000	48,000	48,000	48,000	—	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Home Lending	$230,478	253,942	273,635	258,582	275,395	(9)	(16)
Auto	50,007	49,072	49,442	49,924	49,779	2	—
Credit Card	34,246	36,664	36,021	36,018	38,582	(7)	(11)
Small Business	20,820	17,743	17,993	18,116	9,753	17	113
Personal Lending	4,998	5,375	5,724	6,113	6,692	(7)	(25)
Total loans	$340,549	362,796	382,815	368,753	380,201	(6)	(10)
Total deposits	837,765	784,565	759,425	746,602	672,603	7	25
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Mar 31, 2021 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	17.2%	10.7	6.6	(15.5)	4.6
Efficiency ratio (2)	72	75	80	91	72
Headcount (#) (period-end)	123,547	125,034	131,516	133,876	133,394	(1)%	(7)
Retail bank branches (#)	4,944	5,032	5,229	5,300	5,329	(2)	(7)
Digital active customers (# in millions) (3)	32.9	32.0	32.0	31.1	31.1	3	6
Mobile active customers (# in millions) (3)	26.7	26.0	25.9	25.2	24.9	3	7

Consumer and Small Business Banking:
Deposit spread (4)	1.6%	1.7	1.8	1.8	2.0
Debit card purchase volume ($ in billions) (5)	$108.5	105.3	102.9	93.1	90.6	3	20
Debit card purchase transactions (# in millions) (5)	2,266	2,297	2,273	2,027	2,195	(1)	3

Home Lending:
Mortgage banking fees:
Net servicing income	$(123)	(82)	331	(666)	257	(50)	NM
Net gains on mortgage loan originations/sales	1,382	1,164	1,213	922	85	19	NM
Total mortgage banking fees	$1,259	1,082	1,544	256	342	16	268

Originations ($ in billions):
Retail	$33.6	32.3	32.8	30.5	23.1	4	45
Correspondent	18.2	21.6	28.8	28.7	24.9	(16)	(27)
Total originations	$51.8	53.9	61.6	59.2	48.0	(4)	8

% of originations held for sale (HFS)	75.8%	75.2	78.1	71.8	69.6
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$801.0	856.7	917.6	989.5	1,037.5	(7)	(23)
Mortgage servicing rights (MSR) carrying value (period-end)	7,536	6,125	6,355	6,819	8,126	23	(7)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	0.94%	0.71	0.69	0.69	0.78
Home lending loans 30+ days or more delinquency rate (7)(8)	0.56	0.64	0.56	0.54	0.71

Credit Card:
Point of sale (POS) volume ($ in billions)	$21.1	22.9	21.3	17.5	19.9	(8)	6
New accounts (# in thousands) (9)	266	240	212	255	315	11	(16)
Credit card loans 30+ days or more delinquency rate (8)	2.01%	2.17	1.76	2.10	2.60

Auto:
Auto originations ($ in billions)	$7.0	5.3	5.4	5.6	6.5	32	8
Auto loans 30+ days or more delinquency rate (8)	1.22%	1.77	1.67	1.70	2.31

Personal Lending:
New funded balances	$413	294	323	315	667	40	(38)
NM – Not meaningful
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due status.
(9)Excludes certain private label new account openings.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Mar 31, 2021 % Change from
($ in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Income Statement
Net interest income	$1,283	1,390	1,437	1,590	1,774	(8)%	(28)
Noninterest income:
Deposit-related fees	317	311	309	297	302	2	5
Lending-related fees	136	138	140	125	128	(1)	6
Lease income	174	73	186	189	198	138	(12)
Other	298	476	288	287	100	(37)	198
Total noninterest income	925	998	923	898	728	(7)	27
Total revenue	2,208	2,388	2,360	2,488	2,502	(8)	(12)
Net charge-offs	39	81	219	120	170	(52)	(77)
Change in the allowance for credit losses	(438)	(12)	120	2,175	871	NM	NM
Provision for credit losses	(399)	69	339	2,295	1,041	NM	NM
Noninterest expense	1,766	1,690	1,762	1,759	1,697	4	4
Income (loss) before income tax expense (benefit)	841	629	259	(1,566)	(236)	34	456
Income tax expense (benefit)	203	154	63	(394)	(61)	32	433
Less: Net income from noncontrolling interests	1	2	1	1	1	(50)	—
Net income (loss)	$637	473	195	(1,173)	(176)	35	462

Revenue by Line of Business
Middle Market Banking	$1,159	1,149	1,196	1,267	1,455	1	(20)
Asset-Based Lending and Leasing	898	1,029	976	1,014	843	(13)	7
Other	151	210	188	207	204	(28)	(26)
Total revenue	$2,208	2,388	2,360	2,488	2,502	(8)	(12)

Revenue by Product
Lending and leasing	$1,193	1,170	1,323	1,393	1,411	2	(15)
Treasury management and payments	749	805	803	808	982	(7)	(24)
Other	266	413	234	287	109	(36)	144
Total revenue	$2,208	2,388	2,360	2,488	2,502	(8)	(12)

Selected Metrics
Return on allocated capital	12.3%	8.6	3.0	(25.2)	(4.7)
Efficiency ratio	80	71	75	71	68
Headcount (#) (period-end)	22,657	22,410	24,091	24,107	24,036	1	(6)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2021 % Change from
($ in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$120,929	125,524	134,531	158,982	154,308	(4)%	(22)
Commercial real estate	48,574	50,441	52,017	53,157	53,288	(4)	(9)
Lease financing and other	13,640	14,937	15,345	16,284	17,261	(9)	(21)
Total loans	$183,143	190,902	201,893	228,423	224,857	(4)	(19)

Loans by Line of Business:
Middle Market Banking	$104,379	102,692	110,289	122,319	116,232	2	(10)
Asset-Based Lending and Leasing and Other	78,764	88,210	91,604	106,104	108,625	(11)	(27)
Total loans	$183,143	190,902	201,893	228,423	224,857	(4)	(19)

Total deposits	207,993	203,590	197,976	206,495	193,454	2	8
Allocated capital	19,500	19,500	19,500	19,500	19,500	—	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$119,322	124,253	128,270	142,315	170,893	(4)	(30)
Commercial real estate	47,832	49,903	51,297	52,802	53,531	(4)	(11)
Lease financing and other	13,534	14,821	15,180	15,662	17,179	(9)	(21)
Total loans	$180,688	188,977	194,747	210,779	241,603	(4)	(25)

Loans by Line of Business:
Middle Market Banking	$102,372	101,193	105,851	115,105	125,192	1	(18)
Asset-Based Lending and Leasing and Other	78,316	87,784	88,896	95,674	116,411	(11)	(33)
Total loans	$180,688	188,977	194,747	210,779	241,603	(4)	(25)

Total deposits	210,088	208,284	198,556	203,777	209,495	1	—
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Mar 31, 2021 % Change from
($ in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Income Statement
Net interest income	$1,778	1,809	1,712	1,961	2,019	(2)%	(12)
Noninterest income:
Deposit-related fees	266	272	272	261	257	(2)	4
Lending-related fees	183	178	171	163	172	3	6
Investment banking fees	611	459	428	588	477	33	28
Net gains (losses) on trading activities	331	(28)	374	809	35	NM	846
Other	454	416	330	257	428	9	6
Total noninterest income	1,845	1,297	1,575	2,078	1,369	42	35
Total revenue	3,623	3,106	3,287	4,039	3,388	17	7
Net charge-offs	37	177	117	401	47	(79)	(21)
Change in the allowance for credit losses	(321)	9	(238)	3,355	1,078	NM	NM
Provision for credit losses	(284)	186	(121)	3,756	1,125	NM	NM
Noninterest expense	1,833	1,798	1,991	2,044	1,870	2	(2)
Income (loss) before income tax expense (benefit)	2,074	1,122	1,417	(1,761)	393	85	428
Income tax expense (benefit)	500	282	355	(408)	101	77	395
Less: Net loss from noncontrolling interests	—	(1)	—	—	—	100	—
Net income (loss)	$1,574	841	1,062	(1,353)	292	87	439

Revenue by Line of Business
Banking:
Lending	$453	424	422	464	457	7	(1)
Treasury Management and Payments	370	384	395	403	498	(4)	(26)
Investment Banking	416	348	295	444	361	20	15
Total Banking	1,239	1,156	1,112	1,311	1,316	7	(6)
Commercial Real Estate	931	964	835	817	883	(3)	5
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,144	889	1,005	1,506	914	29	25
Equities	252	194	312	302	396	30	(36)
Credit Adjustment (CVA/DVA) and Other	36	(67)	62	139	(108)	154	133
Total Markets	1,432	1,016	1,379	1,947	1,202	41	19
Other	21	(30)	(39)	(36)	(13)	170	262
Total revenue	$3,623	3,106	3,287	4,039	3,388	17	7

Selected Metrics
Return on allocated capital	17.8%	8.8	11.4	(17.1)	2.4
Efficiency ratio	51	58	61	51	55
Headcount (#) (period-end)	8,249	8,178	8,205	8,213	7,965	1	4
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2021 % Change from
($ in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$162,290	155,669	165,445	190,861	178,254	4%	(9)
Commercial real estate	83,858	84,175	84,408	82,726	79,988	—	5
Total loans	$246,148	239,844	249,853	273,587	258,242	3	(5)

Loans by Line of Business:
Banking	$86,536	82,413	88,936	105,983	96,844	5	(11)
Commercial Real Estate	107,609	107,838	109,482	110,594	105,194	—	2
Markets	52,003	49,593	51,435	57,010	56,204	5	(7)
Total loans	$246,148	239,844	249,853	273,587	258,242	3	(5)
Trading-related assets:
Trading account securities	$106,358	108,972	100,193	106,836	123,327	(2)	(14)
Reverse repurchase agreements/securities borrowed	63,965	57,835	68,818	70,335	89,132	11	(28)
Derivative assets	27,102	23,604	23,640	22,380	18,284	15	48
Total trading-related assets	$197,425	190,411	192,651	199,551	230,743	4	(14)
Total assets	511,813	496,315	503,966	535,655	551,987	3	(7)
Total deposits	194,501	205,797	226,129	239,637	266,167	(5)	(27)
Allocated capital	34,000	34,000	34,000	34,000	34,000	—	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$163,808	160,000	157,193	171,859	206,620	2	(21)
Commercial real estate	84,836	84,456	83,920	83,715	81,152	—	5
Total loans	$248,644	244,456	241,113	255,574	287,772	2	(14)

Loans by Line of Business:
Banking	$88,042	84,640	83,128	91,093	118,682	4	(26)
Commercial Real Estate	108,508	107,207	108,240	109,402	109,937	1	(1)
Markets	52,094	52,609	49,745	55,079	59,153	(1)	(12)
Total loans	$248,644	244,456	241,113	255,574	287,772	2	(14)
Trading-related assets:
Trading account securities	$100,586	109,311	100,157	97,708	110,544	(8)	(9)
Reverse repurchase agreements/securities borrowed	71,282	57,248	61,027	70,949	79,560	25	(10)
Derivative assets	24,228	25,916	23,844	22,757	24,834	(7)	(2)
Total trading-related assets	$196,096	192,475	185,028	191,414	214,938	2	(9)
Total assets	512,340	508,793	490,694	510,545	574,660	1	(11)
Total deposits	188,920	203,004	212,532	236,620	260,281	(7)	(27)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT (1)

	Quarter ended					Mar 31, 2021 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Income Statement
Net interest income	$657	714	717	719	838	(8)%	(22)
Noninterest income:
Investment advisory and other asset-based fees (2)	2,306	2,134	2,043	1,835	2,073	8	11
Commissions and brokerage services fees (2)	555	518	497	470	593	7	(6)
Other	26	81	33	182	(234)	(68)	111
Total noninterest income	2,887	2,733	2,573	2,487	2,432	6	19
Total revenue	3,544	3,447	3,290	3,206	3,270	3	8
Net charge-offs	—	(3)	(2)	1	1	100	(100)
Change in the allowance for credit losses	(43)	(1)	(8)	254	7	NM	NM
Provision for credit losses	(43)	(4)	(10)	255	8	NM	NM
Noninterest expense	3,028	2,770	2,742	2,743	2,657	9	14
Income before income tax expense	559	681	558	208	605	(18)	(8)
Income tax expense	140	171	139	52	152	(18)	(8)
Net income	$419	510	419	156	453	(18)	(8)

Selected Metrics
Return on allocated capital	18.9%	22.6	18.4	6.6	20.2
Efficiency ratio	85	80	83	86	81
Headcount (#) (period-end)	27,993	28,306	28,996	29,088	29,266	(1)	(4)
Advisory assets ($ in billions)	$885	853	779	743	661	4	34
Other brokerage assets and deposits ($ in billions)	1,177	1,152	1,076	1,042	950	2	24
Total client assets ($ in billions)	$2,062	2,005	1,855	1,785	1,611	3	28
Annualized revenue per advisor ($ in thousands) (3)	1,058	1,010	940	898	909	5	16
Total financial and wealth advisors (#) (period-end)	13,277	13,513	13,793	14,206	14,364	(2)	(8)

Selected Balance Sheet Data (average)
Total loans	$80,839	80,109	79,001	78,091	77,883	1	4
Total deposits	173,678	169,815	169,441	165,103	145,388	2	19
Allocated capital	8,750	8,750	8,750	8,750	8,750	—	—

Selected Balance Sheet Data (period-end)
Total loans	81,175	80,785	79,472	78,101	78,182	—	4
Total deposits	175,999	175,483	168,132	168,249	162,370	—	8
NM – Not meaningful
(1)In February 2021, we announced an agreement to sell Wells Fargo Asset Management and moved the business from the Wealth and Investment Management operating segment to Corporate. Prior period balances have been revised to conform with the current period presentation.
(2)In first quarter 2021, trust and investment management fees and asset-based brokerage fees were combined into a single line item for investment advisory and other asset-based fees, and brokerage commissions and other brokerage services fees were combined into a single line item for commissions and brokerage services fees. Prior period balances have been revised to conform with the current period presentation.
(3)Represents annualized total revenue divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Mar 31, 2021 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Income Statement
Net interest income	$(430)	(272)	(307)	12	819	(58)%	NM
Noninterest income	1,319	1,589	1,819	1,221	(119)	(17)	NM
Total revenue	889	1,317	1,512	1,233	700	(32)	27
Net charge-offs	77	(3)	28	39	102	NM	(25)
Change in the allowance for credit losses	20	(778)	(107)	87	160	103	(88)
Provision for credit losses	97	(781)	(79)	126	262	112	(63)
Noninterest expense	1,095	2,103	1,389	1,072	567	(48)	93
Income (loss) before income tax expense (benefit)	(303)	(5)	202	35	(129)	NM	NM
Income tax expense (benefit)	(364)	(10)	531	(1,779)	554	NM	NM
Less: Net income (loss) from noncontrolling interests	53	201	183	46	(149)	(74)	136
Net income (loss)	$8	(196)	(512)	1,768	(534)	104	101

Selected Metrics
Headcount (#) (period-end) (2)	82,067	84,603	82,123	80,729	77,606	(3)	6
Wells Fargo Asset Management assets under management ($ in billions)	$590	603	607	578	518	(2)	14

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$222,797	221,356	215,341	173,753	122,459	1	82
Available-for-sale debt securities	200,421	207,008	211,180	223,222	244,834	(3)	(18)
Held-to-maturity debt securities	217,346	191,123	175,748	166,127	157,788	14	38
Equity securities	10,904	10,201	12,034	13,604	13,970	7	(22)
Total loans	10,228	14,980	21,178	21,534	21,502	(32)	(52)
Total assets	727,440	712,230	702,453	655,408	629,210	2	16
Total deposits	27,861	37,721	48,997	60,277	80,248	(26)	(65)

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$257,887	235,260	220,025	236,213	123,943	10	108
Available-for-sale debt securities	188,724	208,694	208,543	217,339	239,051	(10)	(21)
Held-to-maturity debt securities	231,352	204,858	181,744	168,162	169,070	13	37
Equity securities	11,093	10,305	11,010	12,546	14,358	8	(23)
Total loans	10,516	10,623	21,935	21,948	22,085	(1)	(52)
Total assets	753,730	728,463	696,209	713,056	622,795	3	21
Total deposits	24,347	33,045	44,570	55,463	71,783	(26)	(66)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity partnerships. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, including our student loan and rail car leasing businesses, as well as previously divested businesses. In February 2021, we announced an agreement to sell Wells Fargo Asset Management and moved the business from the Wealth and Investment Management operating segment to Corporate. In March 2021, we announced an agreement to sell our Corporate Trust Services business and expect to move the business from the Commercial Banking operating segment to Corporate in second quarter 2021. Prior period balances have been revised to conform with the current period presentation.
(2)Beginning in first quarter 2021, employees who were notified of displacement remained as headcount in their respective operating segment rather than included in Corporate.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Mar 31, 2021 $ Change from
(in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Period-End Loans
Commercial and industrial	$319,055	318,805	320,913	350,116	405,020	250	(85,965)
Real estate mortgage	121,198	121,720	121,910	123,967	122,767	(522)	(1,569)
Real estate construction	21,533	21,805	22,519	21,694	20,812	(272)	721
Lease financing	15,734	16,087	16,947	17,410	19,136	(353)	(3,402)
Total commercial	477,520	478,417	482,289	513,187	567,735	(897)	(90,215)
Residential mortgage – first lien	254,363	276,674	294,990	277,945	292,920	(22,311)	(38,557)
Residential mortgage – junior lien	21,308	23,286	25,162	26,839	28,527	(1,978)	(7,219)
Credit card	34,246	36,664	36,021	36,018	38,582	(2,418)	(4,336)
Auto	49,210	48,187	48,450	48,808	48,568	1,023	642
Other consumer	24,925	24,409	33,170	32,358	33,511	516	(8,586)
Total consumer	384,052	409,220	437,793	421,968	442,108	(25,168)	(58,056)
Total loans	$861,572	887,637	920,082	935,155	1,009,843	(26,065)	(148,271)

Average Loans
Commercial and industrial	$318,311	315,924	335,046	382,345	359,161	2,387	(40,850)
Real estate mortgage	120,734	121,228	123,391	123,525	121,788	(494)	(1,054)
Real estate construction	21,755	22,559	22,216	21,361	20,277	(804)	1,478
Lease financing	15,799	16,757	17,091	18,087	19,288	(958)	(3,489)
Total commercial	476,599	476,468	497,744	545,318	520,514	131	(43,915)
Residential mortgage – first lien	266,251	287,361	290,607	280,878	293,556	(21,110)	(27,305)
Residential mortgage – junior lien	22,321	24,210	26,018	27,700	28,905	(1,889)	(6,584)
Credit card	35,205	36,135	35,965	36,539	39,756	(930)	(4,551)
Auto	48,680	48,033	48,718	48,441	48,258	647	422
Other consumer	24,383	27,497	32,656	32,390	34,057	(3,114)	(9,674)
Total consumer	396,840	423,236	433,964	425,948	444,532	(26,396)	(47,692)
Total loans	$873,439	899,704	931,708	971,266	965,046	(26,265)	(91,607)

Average Interest Rates
Commercial and industrial	2.47%	2.50	2.46	2.56	3.47
Real estate mortgage	2.73	2.81	2.81	3.03	3.92
Real estate construction	3.10	3.13	3.13	3.37	4.54
Lease financing	4.33	4.34	3.41	4.34	4.40
Total commercial	2.62	2.67	2.60	2.76	3.65
Residential mortgage – first lien	3.11	3.12	3.24	3.44	3.61
Residential mortgage – junior lien	4.13	4.16	4.13	4.24	5.14
Credit card	11.90	11.80	11.70	10.78	12.21
Auto	4.66	4.82	4.90	4.99	4.96
Other consumer	3.87	4.55	5.25	5.45	6.32
Total consumer	4.18	4.20	4.33	4.45	4.83
Total loans	3.33%	3.39	3.41	3.50	4.20

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Mar 31, 2021		Dec 31, 2020		Sep 30, 2020		Jun 30, 2020		Mar 31, 2020		Mar 31, 2021 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Dec 31, 2020	Mar 31, 2020
By product:
Commercial:
Commercial and industrial	$88	0.11%	$111	0.14%	$274	0.33%	$521	0.55%	$333	0.37%	$(23)	(245)
Real estate mortgage	46	0.16	162	0.53	56	0.18	67	0.22	(2)	(0.01)	(116)	48
Real estate construction	—	—	—	—	(2)	(0.03)	(1)	(0.02)	(16)	(0.32)	—	16
Lease financing	15	0.40	35	0.83	28	0.66	15	0.33	9	0.19	(20)	6
Total commercial	149	0.13	308	0.26	356	0.29	602	0.44	324	0.25	(159)	(175)
Consumer:
Residential mortgage – first lien	(24)	(0.04)	(3)	—	(1)	—	2	—	(3)	—	(21)	(21)
Residential mortgage – junior lien	(19)	(0.35)	(24)	(0.39)	(14)	(0.22)	(12)	(0.17)	(5)	(0.07)	5	(14)
Credit card	236	2.71	190	2.09	245	2.71	327	3.60	377	3.81	46	(141)
Auto	52	0.44	51	0.43	31	0.25	106	0.88	82	0.68	1	(30)
Other consumer	119	1.97	62	0.88	66	0.80	88	1.09	134	1.59	57	(15)
Total consumer	364	0.37	276	0.26	327	0.30	511	0.48	585	0.53	88	(221)
Total net charge-offs	$513	0.24%	$584	0.26%	$683	0.29%	$1,113	0.46%	$909	0.38%	$(71)	(396)
By segment:
Consumer Banking and Lending	$370	0.42%	$332	0.35%	$369	0.39%	$553	0.60%	$621	0.65%	$38	(251)
Commercial Banking	39	0.09	81	0.17	175	0.34	120	0.21	165	0.30	(42)	(126)
Corporate and Investing Banking	36	0.06	177	0.29	117	0.19	401	0.59	47	0.07	(141)	(11)
Wealth and Investment Management	—	—	(3)	(0.01)	(2)	(0.01)	1	0.01	1	0.01	3	(1)
Corporate	68	2.70	(3)	(0.08)	24	0.45	38	0.71	75	1.40	71	(7)
Total net charge-offs	$513	0.24%	$584	0.26%	$683	0.29%	$1,113	0.46%	$909	0.38%	$(71)	(396)
(1) Quarterly net charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Mar 31, 2021 $ Change from
(in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Balance, beginning of period	$19,713	20,471	20,436	12,022	10,456	(758)	9,257
Cumulative effect from change in accounting policies (1)	—	—	—	—	(1,337)	—	1,337
Allowance for purchased credit-deteriorated (PCD) loans (2)	—	—	—	—	8	—	(8)
Balance, beginning of period, adjusted	19,713	20,471	20,436	12,022	9,127	(758)	10,586
Provision for credit losses	(1,117)	(144)	751	9,565	3,833	(973)	(4,950)
Interest income on certain loans (3)	(41)	(36)	(41)	(38)	(38)	(5)	(3)
Net loan charge-offs:
Commercial:
Commercial and industrial	(88)	(111)	(274)	(521)	(333)	23	245
Real estate mortgage	(46)	(162)	(56)	(67)	2	116	(48)
Real estate construction	—	—	2	1	16	—	(16)
Lease financing	(15)	(35)	(28)	(15)	(9)	20	(6)
Total commercial	(149)	(308)	(356)	(602)	(324)	159	175
Consumer:
Residential mortgage – first lien	24	3	1	(2)	3	21	21
Residential mortgage – junior lien	19	24	14	12	5	(5)	14
Credit card	(236)	(190)	(245)	(327)	(377)	(46)	141
Auto	(52)	(51)	(31)	(106)	(82)	(1)	30
Other consumer	(119)	(62)	(66)	(88)	(134)	(57)	15
Total consumer	(364)	(276)	(327)	(511)	(585)	(88)	221
Net loan charge-offs	(513)	(584)	(683)	(1,113)	(909)	71	396
Other	1	6	8	—	9	(5)	(8)
Balance, end of period	$18,043	19,713	20,471	20,436	12,022	(1,670)	6,021
Components:
Allowance for loan losses	$16,928	18,516	19,463	18,926	11,263	(1,588)	5,665
Allowance for unfunded credit commitments	1,115	1,197	1,008	1,510	759	(82)	356
Allowance for credit losses for loans	$18,043	19,713	20,471	20,436	12,022	(1,670)	6,021
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	8.13x	7.97	7.16	4.23	3.08
Allowance for loan losses as a percentage of:
Total loans	1.96%	2.09	2.12	2.02	1.12
Nonaccrual loans	210	212	243	249	183
Allowance for credit losses for loans as a percentage of:
Total loans	2.09	2.22	2.22	2.19	1.19
Nonaccrual loans	224	226	255	269	195
(1)Represents the overall decrease in our allowance for credit losses for loans as a result of our adoption of Accounting Standards Update (ASU) 2016-13, Financial Instruments – Credit Losses (CECL), on January 1, 2020.
(2)Represents the allowance for credit losses for purchased credit-impaired (PCI) loans that automatically became PCD loans with the adoption of ASU 2016-13.
(3)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Mar 31, 2021		Dec 31, 2020		Sep 30, 2020		Jun 30, 2020		Mar 31, 2020
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial:
Commercial and industrial	$6,512	2.04%	$7,230	2.27%	$7,845	2.44%	$8,109	2.32%	$4,231	1.04%
Real estate mortgage	3,156	2.60	3,167	2.60	2,517	2.06	2,395	1.93	848	0.69
Real estate construction	410	1.90	410	1.88	521	2.31	484	2.23	36	0.17
Lease financing	604	3.84	709	4.41	659	3.89	681	3.91	164	0.86
Total commercial	10,682	2.24	11,516	2.41	11,542	2.39	11,669	2.27	5,279	0.93
Consumer:
Residential mortgage - first lien	1,202	0.47	1,600	0.58	1,519	0.51	1,541	0.55	836	0.29
Residential mortgage - junior lien	428	2.01	653	2.80	710	2.82	725	2.70	125	0.44
Credit card	4,082	11.92	4,082	11.13	4,082	11.33	3,777	10.49	3,481	9.02
Auto	1,108	2.25	1,230	2.55	1,225	2.53	1,174	2.41	1,016	2.09
Other consumer	541	2.17	632	2.59	1,393	4.20	1,550	4.79	1,285	3.83
Total consumer	7,361	1.92	8,197	2.00	8,929	2.04	8,767	2.08	6,743	1.53
Total allowance for credit losses for loans	$18,043	2.09%	$19,713	2.22%	$20,471	2.22%	$20,436	2.19%	$12,022	1.19%
By segment:
Consumer Banking and Lending	$8,782	2.58%	$9,593	2.64%	$9,593	2.51%	$9,329	2.53%	$6,806	1.79%
Commercial Banking	4,138	2.29	4,586	2.43	4,586	2.35	4,458	2.12	2,297	0.95
Corporate and Investing Banking	4,798	1.93	5,155	2.11	5,155	2.14	5,405	2.11	2,064	0.72
Wealth and Investment Management	332	0.41	375	0.46	375	0.47	383	0.49	128	0.16
Corporate	(7)	(0.07)	4	0.04	762	3.47	861	3.92	727	3.29
Total allowance for credit losses for loans	$18,043	2.09%	$19,713	2.22%	$20,471	2.22%	$20,436	2.19%	$12,022	1.19%

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Mar 31, 2021		Dec 31, 2020		Sep 30, 2020		Jun 30, 2020		Mar 31, 2020		Mar 31, 2021 $ Change from
(in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Dec 31, 2020	Mar 31, 2020
By product:
Nonaccrual loans:
Commercial:
Commercial and industrial	$2,223	0.70%	$2,698	0.85%	$2,834	0.88%	$2,896	0.83%	$1,779	0.44%	$(475)	444
Real estate mortgage	1,703	1.41	1,774	1.46	1,343	1.10	1,217	0.98	944	0.77	(71)	759
Real estate construction	55	0.26	48	0.22	34	0.15	34	0.16	21	0.10	7	34
Lease financing	249	1.58	259	1.61	187	1.10	138	0.79	131	0.68	(10)	118
Total commercial	4,230	0.89	4,779	1.00	4,398	0.91	4,285	0.83	2,875	0.51	(549)	1,355
Consumer:
Residential mortgage – first lien (1)	2,859	1.12	2,957	1.07	2,641	0.90	2,393	0.86	2,372	0.81	(98)	487
Residential mortgage – junior lien (1)	747	3.51	754	3.24	767	3.05	753	2.81	769	2.70	(7)	(22)
Auto	181	0.37	202	0.42	176	0.36	129	0.26	99	0.20	(21)	82
Other consumer	38	0.15	36	0.15	40	0.12	45	0.14	41	0.12	2	(3)
Total consumer	3,825	1.00	3,949	0.97	3,624	0.83	3,320	0.79	3,281	0.74	(124)	544
Total nonaccrual loans	8,055	0.93	8,728	0.98	8,022	0.87	7,605	0.81	6,156	0.61	(673)	1,899
Foreclosed assets	140		159		156		195		252		(19)	(112)
Total nonperforming assets	$8,195	0.95%	$8,887	1.00%	$8,178	0.89%	$7,800	0.83%	$6,408	0.63%	$(692)	1,787
By segment:
Consumer Banking and Lending	$3,763	1.10%	$3,895	1.07%	$3,625	0.95%	$3,361	0.91%	$3,366	0.89%	$(132)	397
Commercial Banking	2,511	1.39	2,511	1.33	1,899	0.98	1,697	0.81	1,631	0.68	—	880
Corporate and Investing Banking	1,618	0.65	2,198	0.90	2,402	1.00	2,509	0.98	1,186	0.41	(580)	432
Wealth and Investment Management	294	0.36	262	0.32	224	0.28	204	0.26	201	0.26	32	93
Corporate	9	0.09	21	0.20	28	0.13	29	0.13	24	0.11	(12)	(15)
Total nonperforming assets	$8,195	0.95%	$8,887	1.00%	$8,178	0.89%	$7,800	0.83%	$6,408	0.63%	$(692)	1,787
(1)Residential mortgage loans predominantly insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Mar 31, 2021				Dec 31, 2020				Mar 31, 2020
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Financials except banks	$130	119,793	14%	$212,236	$160	117,726	13%	$206,999	$95	126,270	13%	$204,143
Technology, telecom and media	90	21,582	3	55,433	144	23,061	3	56,500	57	26,896	3	56,462
Real estate and construction	146	23,867	3	53,829	133	23,113	3	51,526	49	27,222	3	48,977
Retail	84	17,129	2	40,975	94	17,393	2	41,669	204	27,844	3	43,801
Equipment, machinery and parts manufacturing	66	16,537	2	39,986	81	18,158	2	41,332	58	25,054	2	44,641
Materials and commodities	43	12,591	1	34,138	39	12,071	1	33,879	57	19,118	2	39,385
Health care and pharmaceuticals	42	15,020	2	31,610	145	15,322	2	32,154	81	18,785	2	32,230
Oil, gas and pipelines	635	9,906	1	30,124	953	10,471	1	30,055	549	14,287	1	34,443
Food and beverage manufacturing	18	12,061	1	29,160	17	12,401	1	28,908	12	16,908	2	31,004
Commercial services	85	10,322	1	25,730	107	10,284	1	24,442	120	12,684	1	22,989
Auto related	74	11,297	1	25,113	79	11,817	1	25,034	24	17,436	2	26,032
Utilities	67	6,270	*	19,012	2	5,031	*	18,564	147	8,598	*	21,545
Insurance and fiduciaries	1	3,947	*	18,050	2	3,297	*	14,334	1	7,292	*	16,481
Entertainment and recreation	255	9,483	1	17,108	263	9,884	1	17,551	65	16,163	2	20,532
Diversified or miscellaneous	28	6,304	*	16,802	7	5,437	*	14,717	3	4,844	*	10,892
Transportation services	554	8,889	1	15,372	573	9,236	*	15,531	336	11,901	1	17,853
Banks	—	13,292	2	14,209	—	12,789	1	13,842	—	20,282	2	20,948
Agribusiness	71	6,056	*	11,453	81	6,314	*	11,642	37	6,994	*	12,137
Government and education	9	5,182	*	10,792	9	5,464	*	11,065	7	5,548	*	11,918
Other	74	5,261	*	19,232	68	5,623	*	23,315	8	10,030	1	21,877
Total	$2,472	334,789	39%	$720,364	$2,957	334,892	33%	$713,059	$1,910	424,156	42%	$738,290
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE

	Mar 31, 2021				Dec 31, 2020				Mar 31, 2020
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Office buildings	$258	37,084	4%	$42,796	$274	37,251	4%	$43,059	$145	37,492	4%	$43,691
Apartments	30	27,965	3	34,832	30	27,909	3	35,092	12	25,745	3	33,637
Industrial/warehouse	85	17,168	2	19,422	87	17,108	2	19,069	77	17,400	2	19,711
Retail (excluding shopping center)	293	13,582	2	14,159	286	13,808	2	14,444	127	14,312	1	15,141
Hotel/motel	324	12,262	1	12,788	273	12,134	1	12,770	79	12,180	1	13,326
Shopping center	470	11,124	1	11,748	588	11,441	1	12,065	279	12,068	1	13,093
Institutional	82	6,698	*	8,146	93	6,692	*	7,923	61	5,975	*	7,682
Mixed use properties	105	6,142	*	7,432	98	6,192	*	7,424	95	6,632	*	8,011
Collateral pool	—	2,979	*	3,624	—	2,970	*	3,546	—	2,714	*	3,700
1-4 family structure	—	1,372	*	3,354	—	1,346	*	3,400	—	1,520	*	3,075
Other	111	6,355	*	8,164	93	6,674	*	8,376	90	7,541	*	8,132
Total	$1,758	142,731	17%	$166,465	$1,822	143,525	16%	$167,168	$965	143,579	14%	$169,199
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on nonmarketable equity securities, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Mar 31, 2021 % Change from
(in millions, except ratios)		Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Tangible book value per common share:
Total equity		$188,348	185,920	182,032	180,122	183,330	1%	3
Adjustments:
Preferred stock		(21,170)	(21,136)	(21,098)	(21,098)	(21,347)	—	1
Additional paid-in capital on preferred stock		139	152	159	159	140	(9)	(1)
Unearned ESOP shares		875	875	875	875	1,143	—	(23)
Noncontrolling interests		(1,130)	(1,033)	(859)	(736)	(612)	(9)	(85)
Total common stockholders' equity	(A)	167,062	164,778	161,109	159,322	162,654	1	3
Adjustments:
Goodwill		(26,290)	(26,392)	(26,387)	(26,385)	(26,381)	—	—
Certain identifiable intangible assets (other than MSRs)		(322)	(342)	(366)	(389)	(413)	6	22
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,300)	(1,965)	(2,019)	(2,050)	(1,894)	(17)	(21)
Applicable deferred taxes related to goodwill and other intangible assets (1)		866	856	842	831	821	1	5
Tangible common equity	(B)	$139,016	136,935	133,179	131,329	134,787	2	3
Common shares outstanding	(C)	4,141.1	4,144.0	4,132.5	4,119.6	4,096.4	—	1
Book value per common share	(A)/(C)	$40.34	39.76	38.99	38.67	39.71	1	2
Tangible book value per common share	(B)/(C)	33.57	33.04	32.23	31.88	32.90	2	2

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Mar 31, 2021 % Change from
(in millions, except ratios)		Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Return on average tangible common equity:
Net income applicable to common stock	(A)	$4,363	2,642	1,720	(2,694)	42	65%	NM
Average total equity		189,332	185,748	182,850	184,108	188,170	2	1
Adjustments:
Preferred stock		(21,840)	(21,223)	(21,098)	(21,344)	(21,794)	(3)	—
Additional paid-in capital on preferred stock		145	156	158	140	135	(7)	7
Unearned ESOP shares		875	875	875	1,140	1,143	—	(23)
Noncontrolling interests		(1,115)	(887)	(761)	(643)	(785)	(26)	(42)
Average common stockholders’ equity	(B)	167,397	164,669	162,024	163,401	166,869	2	—
Adjustments:
Goodwill		(26,383)	(26,390)	(26,388)	(26,384)	(26,387)	—	—
Certain identifiable intangible assets (other than MSRs)		(330)	(354)	(378)	(402)	(426)	7	23
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,217)	(1,889)	(2,045)	(1,922)	(2,152)	(17)	(3)
Applicable deferred taxes related to goodwill and other intangible assets (1)		863	852	838	828	818	1	6
Average tangible common equity	(C)	$139,330	136,888	134,051	135,521	138,722	2	—
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	10.6%	6.4	4.2	(6.6)	0.1
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	12.7	7.7	5.1	(8.0)	0.1
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Mar 31, 2021 % Change from
(in billions, except ratio)		Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Total equity		$188.3	185.9	182.0	180.1	183.3	1%	3
Adjustments:
Preferred stock		(21.2)	(21.1)	(21.1)	(21.1)	(21.3)	—	—
Additional paid-in capital on preferred stock		0.2	0.1	0.2	0.1	0.1	100	100
Unearned ESOP shares		0.9	0.9	0.9	0.9	1.1	—	(18)
Noncontrolling interests		(1.1)	(1.0)	(0.9)	(0.7)	(0.6)	(10)	(83)
Total common stockholders' equity		167.1	164.8	161.1	159.3	162.6	1	3
Adjustments:
Goodwill		(26.3)	(26.4)	(26.4)	(26.4)	(26.4)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.3)	(0.3)	(0.4)	(0.4)	(0.4)	—	25
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.3)	(2.0)	(2.0)	(2.1)	(1.9)	(15)	(21)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.9	0.8	0.8	0.8	—	13
CECL transition provision (3)		1.3	1.7	1.9	1.9	—	(24)	NM
Other		(0.8)	(0.4)	(0.1)	(0.1)	—	(100)	NM
Common Equity Tier 1	(A)	139.6	138.3	134.9	133.0	134.7	1	4
Preferred stock		21.2	21.1	21.1	21.1	21.3	—	—
Additional paid-in capital on preferred stock		(0.2)	(0.1)	(0.2)	(0.1)	(0.1)	(100)	(100)
Unearned ESOP shares		(0.9)	(0.9)	(0.9)	(0.9)	(1.1)	—	18
Other		(0.1)	(0.2)	(0.2)	(0.2)	(0.5)	50	80
Total Tier 1 capital	(B)	159.6	158.2	154.7	152.9	154.3	1	3
Long-term debt and other instruments qualifying as Tier 2		23.9	24.4	25.0	25.5	25.8	(2)	(7)
Qualifying allowance for credit losses (4)		14.1	14.1	14.1	14.4	12.0	—	18
Other		(0.2)	(0.1)	(0.1)	(0.3)	(0.1)	(100)	(100)
Effect of Basel III Transition Requirements		0.1	0.1	0.1	0.1	0.1	—	—
Total qualifying capital (Basel III Transition Requirements)	(C)	$197.5	196.7	193.8	192.6	192.1	—	3

Total risk-weighted assets (RWAs)	(D)	$1,179.4	1,193.7	1,185.6	1,213.1	1,262.8	(1)	(7)

Common Equity Tier 1 to total RWAs	(A)/(D)	11.8%	11.6	11.4	11.0	10.7
Tier 1 capital to total RWAs	(B)/(D)	13.5	13.3	13.1	12.6	12.2
Total capital to total RWAs	(C)/(D)	16.7	16.5	16.3	15.9	15.2
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital are still in accordance with Transition Requirements and are scheduled to be fully phased-in by the end of 2021. The Basel III capital rules provide for two capital frameworks: the Standardized Approach and the Advanced Approach applicable to certain institutions. Accordingly, in the assessment of our capital adequacy, we must report the lower of our CET1, tier 1 and total capital ratios calculated under the Standardized Approach and under the Advanced Approach.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(3)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at March 31, 2021, was an increase in capital of $1.3 billion, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $9.2 billion increase in our ACL under CECL from January 1, 2020, through March 31, 2021.
(4)Under the Standardized Approach, the allowance for credit losses is includable in Tier 2 Capital up to 1.25% of Standardized credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Mar 31, 2021 % Change from
(in billions, except ratio)		Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2020	Mar 31, 2020
Total equity		$188.3	185.9	182.0	180.1	183.3	1%	3
Adjustments:
Preferred stock		(21.2)	(21.1)	(21.1)	(21.1)	(21.3)	—	—
Additional paid-in capital on preferred stock		0.2	0.1	0.2	0.1	0.1	100	100
Unearned ESOP shares		0.9	0.9	0.9	0.9	1.1	—	(18)
Noncontrolling interests		(1.1)	(1.0)	(0.9)	(0.7)	(0.6)	(10)	(83)
Total common stockholders' equity		167.1	164.8	161.1	159.3	162.6	1	3
Adjustments:
Goodwill		(26.3)	(26.4)	(26.4)	(26.4)	(26.4)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.3)	(0.3)	(0.4)	(0.4)	(0.4)	—	25
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.3)	(2.0)	(2.0)	(2.1)	(1.9)	(15)	(21)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.9	0.8	0.8	0.8	—	13
CECL transition provision (3)		1.3	1.7	1.9	1.9	—	(24)	NM
Other		(0.8)	(0.4)	(0.1)	(0.1)	—	(100)	NM
Common Equity Tier 1	(A)	139.6	138.3	134.9	133.0	134.7	1	4
Preferred stock		21.2	21.1	21.1	21.1	21.3	—	—
Additional paid-in capital on preferred stock		(0.2)	(0.1)	(0.2)	(0.1)	(0.1)	(100)	(100)
Unearned ESOP shares		(0.9)	(0.9)	(0.9)	(0.9)	(1.1)	—	18
Other		(0.1)	(0.2)	(0.2)	(0.2)	(0.5)	50	80
Total Tier 1 capital	(B)	159.6	158.2	154.7	152.9	154.3	1	3
Long-term debt and other instruments qualifying as Tier 2		23.9	24.4	25.0	25.5	25.8	(2)	(7)
Qualifying allowance for credit losses (4)		4.3	4.4	4.5	4.6	4.0	(2)	8
Other		(0.3)	(0.2)	(0.1)	(0.3)	(0.1)	(50)	NM
Effect of Basel III Transition Requirements		0.1	0.1	0.1	0.1	0.1	—	—
Total qualifying capital (Basel III Transition Requirements)	(C)	$187.6	186.9	184.2	182.8	184.1	—	2

Total RWAs	(D)	$1,112.2	1,158.4	1,172.0	1,195.4	1,181.3	(4)	(6)

Common Equity Tier 1 to total RWAs	(A)/(D)	12.6%	11.9	11.5	11.1	11.4
Tier 1 capital to total RWAs	(B)/(D)	14.3	13.7	13.2	12.8	13.1
Total capital to total RWAs	(C)/(D)	16.9	16.1	15.7	15.3	15.6
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital are still in accordance with Transition Requirements and are scheduled to be fully phased-in by the end of 2021. The Basel III capital rules provide for two capital frameworks: the Standardized Approach and the Advanced Approach applicable to certain institutions. Accordingly, in the assessment of our capital adequacy, we must report the lower of our CET1, tier 1 and total capital ratios calculated under the Standardized Approach and under the Advanced Approach.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(3)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at March 31, 2021, was an increase in capital of $1.3 billion, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $9.2 billion increase in our ACL under CECL from January 1, 2020, through March 31, 2021.
(4)Under the Advanced Approach, the allowance for credit losses that exceeds expected credit losses is eligible for inclusion in Tier 2 Capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
DEFERRED COMPENSATION AND RELATED HEDGES

	Quarter ended
(in millions)	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Net interest income	$—	—	—	3	12
Net gains (losses) from equity securities	—	1	1	346	(621)
Total revenue (losses) from deferred compensation plan investments	—	1	1	349	(609)
Decrease (increase) in deferred compensation plan liabilities	(165)	(470)	(220)	(490)	598
Net derivative gains from economic hedges of deferred compensation (1)	160	422	215	141	—
Decrease (increase) in personnel expense	(5)	(48)	(5)	(349)	598
Loss before income tax expense	$(5)	(47)	(4)	—	(11)
(1)In second quarter 2020, we entered into arrangements to transition our economic hedges of our deferred compensation plan liabilities from equity securities to derivative instruments. Changes in the fair value of derivatives used as economic hedges are presented within the same financial statement line as the related business activity being hedged.